[WELLS CAPITAL MANAGEMENT LETTERHEAD]


                                    Code of Ethics
                      Policy on Personal Securities Transactions
                                         and
                                   Insider Trading


                                   - Be ethical
                                   - Act Professionally
                                   - Improve competency
                                   - Exercise Independent Judgement








                                     Version 6.03

                                   TABLE OF CONTENTS




I     INTRODUCTION......................................................................3

   I.1 CODE OF ETHICS...................................................................3
   I.2 "ADVISORY REPRESENTATIVE"........................................................3
   I.3 "BENEFICIAL OWNERSHIP"...........................................................4

II    PENALTIES.........................................................................5

   II.1 VIOLATIONS OF THE CODE..........................................................5
   II.2 PENALTIES.......................................................................5
   II.3 DISMISSAL AND/OR REFERRAL TO AUTHORITIES........................................6

III   EMPLOYEE TRADE PROCEDURES.........................................................7

   III.1 PRE-CLEARANCE..................................................................7
   III.2 TRADE REPORTS..................................................................8
   III.3 PERSONAL SECURITIES TRANSACTIONS-FUND MANAGERS.................................9
   III.4 POST-REVIEW...................................................................10
   III.5 PRE-CLEARANCE AND REPORTING REQUIREMENTS......................................10
   III.6 CONFIDENTIALITY...............................................................11
   III.7 ACKNOWLEDGMENT OF BROKERAGE ACCOUNTS..........................................11
   III.8 INITIAL AND ANNUAL HOLDINGS REPORT............................................11

IV    RESTRICTIONS.....................................................................12

   IV.1 RESTRICTED SECURITIES..........................................................12
   IV.2 SHORT-TERM TRADING PROFITS  (60-DAY TRADING  RULE).............................14
   IV.3 BLACKOUT PERIODS...............................................................14
   IV.4 INSIDER TRADING................................................................15
   IV.5 INDEPENDENT RESEARCH...........................................................15
   IV.6 GIFTS AND HOSPITALITY..........................................................16
   IV.7 DIRECTORSHIPS AND OTHER OUTSIDE EMPLOYMENT.....................................16
   IV.8 WELLS CAPITAL AFFILIATES.......................................................16
   IV.9 PURCHASE AND SALES OF SECURITIES ISSUED BY WELLS FARGO.........................16

V     REGULATORY REQUIREMENTS..........................................................17

   V.1 INVESTMENT ADVISERS ACT OF 1940 AND INVESTMENT COMPANY ACT OF 1940..............17
   V.2 REGULATORY CENSURES.............................................................17

VI    ACKNOWLEDGMENT AND CERTIFICATION.................................................18


VII   FREQUENTLY ASKED QUESTIONS (FAQS)................................................19


APPENDIX A-FOR DESIGNATED ADVISORY PERSONS.............................................22


                                            2

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I  INTRODUCTION
--------------------------------------------------------------------------------
I.1   CODE OF ETHICS                    Wells Capital Management (Wells
                                        Capital), as a registered investment
                                        adviser, has an obligation to maintain a policy governing personal securities transactions and insider trading by its officers and employees. THIS CODE OF
                                        ETHICS AND POLICY ON PERSONAL SECURITIES
                                        TRANSACTIONS AND INSIDER TRADING
                                        ("Code") is adopted under Rule 17j-1 of
                                        the Investment Company Act and Section
                                        204A of the Investment Advisers Act.
                                        This Code outlines the policies and
                                        procedures for such activities based on
                                        the recognition that a fiduciary
                                        relationship exists between Wells
                                        Capital and its clients. All references
                                        in this Code to employees, officers,
                                        directors, accounts, departments and
                                        clients refer to those of Wells Capital.

                                        In addition to this Code, please refer
                                        to the policies outlined in the Handbook for Wells Fargo Team Members and the Wells Fargo Code of Conduct and Business Ethics.

                                        Acknowledgment of, and compliance with,
                                        this Code is a condition of employment.
                                        A copy of the Code and applicable forms
                                        are available on Wells Capital's common
                                        drive:

                                        As an employee, you must -
                                        - Be ethical
                                        - Act professionally
                                        - Improve competency
                                        - Exercise independent judgment

                                        To avoid conflict of interest, Wells
                                        Capital employees are required to
                                        disclose to Compliance Group all
                                        pertinent information related to
                                        brokerage accounts, outside business
                                        activities, gifts received from
                                        clients/vendors and other Code related
                                        information.

I.2      "ADVISORY
     REPRESENTATIVE"                    For the purposes of this Code, Wells
                                        Capital defines "ADVISORY
                                        REPRESENTATIVE" as any director, officer or employee, who in connection with his or her regular functions or duties -
                                        - makes, participates in, or obtains
                                          information regarding the purchase
                                          or sale of a security for an advisory
                                          client, or
                                        - whose functions are related to the
                                          making of any recommendations with
                                          regard to such purchases or sales.

                                        In addition, any of the following
                                        persons who obtain information
                                        concerning securities recommendations
                                        being made by such investment adviser
                                        prior to the effective dissemination of
                                        such recommendations or of information
                                        relating to such recommendations shall
                                        also be considered an advisory
                                        representative:
                                             1) Any person in a control
                                                relationship to the investment
                                                adviser.
                                             2) Any affiliated person of such
                                                controlling person or any
                                                affiliate of that affiliate.

                                            3
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                                        Because all personnel may at some time
                                        access or obtain investment information,
                                        Wells Capital designates all employees
                                        (including independent contractors, if
                                        deemed appropriate) as "advisory
                                        representatives," and thereby subject to the policies and procedures of the Code. The list of advisory personnel will be updated each quarter.


I.3      "BENEFICIAL                    Personal securities transaction reports
          OWNERSHIP"                    should include all accounts for which
                                        you have direct or indirect control.
                                        These include accounts over which you
                                        have any control, influence, authority,
                                        with beneficial interest, whether
                                        directly or indirectly, including -
                                        - accounts of immediate family members
                                          in the same household; and
                                        - any other account, including but not
                                          limited to those of relatives and
                                          friends, over which you direct
                                          activities.

                                        Direct and indirect control may be
                                        further construed to include accounts
                                        for which an Advisory Representative is
                                        sole owner, joint owner, trustee,
                                        co-trustee, or attorney-in-fact.

                                            4

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II PENALTIES
--------------------------------------------------------------------------------
II.1     VIOLATIONS OF THE CODE         The firm's Chief Compliance Officer will
                                        report violations of the Code monthy to
                                        the President. Each Advisory
                                        Representative should immediately report to the Chief Compliance Officer any known or reasonably suspected violations of this Code of which he or she becomes aware.
II.2     PENALTIES
                                        Penalties may be imposed on an Advisory
                                        Representative as follows:

                                        - MINOR OFFENSES -
                                            - First minor offense -
                                              Verbal warning;
                                            - Second minor offense -
                                              Written notice;
                                            - Third minor offense -
                                              $1,000.00  fine to be donated to
                                              the advisory representative's
                                              charity of choice*.

                                        Minor offenses include the following:
                                        failure or late submissions of quarterly trade reports and signed acknowledgments of Code of Ethics forms and certifications, failure to request trade pre-clearance, and conflicting pre-clear request dates versus actual trade dates.

                                        - SUBSTANTIVE OFFENSES -
                                            - First substantive offense -
                                              Written notice;
                                            - Second substantive offense -
                                              $1,000 or disgorgement of profits
                                              (whichever is greater) to be
                                              donated to the advisory
                                              representative's charity of
                                              choice*;
                                            - Third substantive offense -
                                              $5000 fine or disgorgement of
                                              profits (whichever is greater) to
                                              be donated to the advisory
                                              representative's charity of
                                              choice* or termination of
                                              employment and/or referral
                                              to authorities.

                                        Substantive offenses include the
                                        following: unauthorized purchase/sale of restricted securities outlined in the Code, violations of seven-day blackouts and short-term trading for profit (60-day rule).

                                        The number of offenses is determined by
                                        the cumulative count over a 12 month
                                        period.

                                        - SERIOUS OFFENSES -
                                          A Fund Manager trading with insider
                                          information and/or "front running"
                                          a client or fund that he/she
                                          manages is considered a "serious
                                          offense". Wells Capital will take
                                          appropriate steps that may include
                                          termination of employment and
                                          referral to governmental
                                          authorities for prosecution.

                                        Wells Capital may deviate from the
                                        penalties listed in the Code where
                                        senior management determines that a more or less severe penalty is appropriate based on the specific circumstances of

                                            5

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                                        that case. Any deviations from the
                                        penalties listed in the Code, and the
                                        reasons for such deviations, will be
                                        documented and maintained in the Code of Ethics files.

                                        * The fines will be made payable to the
                                        Advisory Representative's charity of
                                        choice and turned over to Wells Capital, which in turn will mail the donation check on behalf of the advisory representative.

II.3     DISMISSAL AND/OR               REPEATED VIOLATIONS of the Code may
         REFERRAL TO AUTHORITIES        result in dismissal. In addition, a
                                        single flagrant violation, such as
                                        fraud or insider trading, will result
                                        in immediate dismissal and referral
                                        to authorities.

                                        The firm's Chief Compliance Officer will report all Code violations to the Wells Fargo Funds Boards of Trustees quarterly.

                                            6

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III EMPLOYEE TRADE PROCEDURES
--------------------------------------------------------------------------------
III.1    PRE-CLEARANCE                  - ALL ADVISORY REPRESENTATIVES in the
                                          firm must pre-clear personal
                                          securities transactions as specified
                                          in Section III.4.
                                        - All pre-clearance requests must be
                                          submitted via ELECTRONIC MAIL to
                                          WELLSCAP RISK MGT in the Global
                                          Address List. This will allow anyone
                                          in the Compliance group to pre-clear
                                          requests at all times. Responses
                                          will be sent back via electronic mail.
                                          Exceptions will be made ONLY for
                                          telephone requests from Advisory
                                          Representatives who are out of
                                          the office on business or on vacation.
                                          It is the responsibility of the
                                          Advisory Representative to ensure that
                                          Compliance receives pre-clearance
                                          requests. If it appears that E-mail is
                                          down, please contact anyone from the
                                          Compliance group directly.
                                        - AT A MINIMUM, indicate the following
                                          information on your pre-clearance
                                          request -
                                          (a) Transaction Type:  BUY or SELL
                                          (b) SECURITY NAME (INCLUDE COUPON
                                              RATE AND MATURITY DATE FOR FIXED
                                              INCOME SECURITIES) AND TICKER OR
                                              CUSIP
                                          (c) Security Type:  COMMON STOCK,
                                              OPTIONS, or BONDS
                                        - Telephone requests from beneficial
                                          account holders outside the firm will
                                          be accepted. Responses to requests
                                          will be forwarded to the Advisory
                                          Representative via electronic mail.
                                        - Requests may be submitted from 7:00 AM
                                          (PACIFIC) UNTIL AN HOUR BEFORE THE
                                          MARKET CLOSES FOR THE DAY. Barring any
                                          problems with systems access (i.e.,
                                          SEI, Advent/Moxy), responses will be
                                          made no more than an hour from the
                                          receipt of request.
                                        - Pre-cleared trades are VALID FOR SAME
                                          DAY TRADES ONLY. No exceptions.
                                        - Pre-clearance does not preclude the
                                          possibility of a potential conflict
                                          appearing after the execution of an
                                          employee trade. Trades will be
                                          screened for blackout violations
                                          and other conflicts, but quarter
                                          end review of each personal trade
                                          will reveal conflicts occurring
                                          after the trade is executed.
                                        - The use of the electronic mail
                                          system ensures that each report is
                                          date-stamped, and it is the
                                          responsibility of each Advisory
                                          Representative to ensure that the
                                          report has been received by Wells
                                          Capital Compliance.

                                        CERTAIN PERSONAL SECURITIES TRANSACTIONS
                                        SHOULD BE REPORTED WHETHER PRE-CLEARED
                                        OR NOT (SEE SECTION III.5 FOR DETAILS).

                                            7

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III.2  TRADE REPORTS                    - Quarterly Trade Reports which list
                                          personal securities transactions for
                                          the quarter must be submitted by all
                                          employees NO LATER THAN THE 10TH DAY
                                          AFTER THE END OF EACH CALENDAR
                                          QUARTER. This 10-day deadline is a
                                          federal requirement and includes
                                          weekends and holidays. If the 10th day
                                          falls on a weekend or a holiday, the
                                          report is due the business day
                                          immediately preceding this deadline.
                                        - Quarterly Trade Reports must be
                                          submitted using the Quarterly Trade
                                          Report form to Wells Capital
                                          Compliance, either via email (to
                                          Wellscap Risk Mgt) or via MAC
                                          (A0103-101). IF THERE ARE NO
                                          ACTIVITIES FOR THE QUARTER, A REPORT
                                          INDICATING SUCH IS STILL REQUIRED TO
                                          BE SUBMITTED.
                                        - Wells Capital requires duplicate
                                          copies of trades confirms and monthly
                                          or quarterly brokerage account
                                          statements to be forwarded to
                                          Compliance. If your broker is unable
                                          to directly send duplicate copies,
                                          please inform Compliance in writing .
                                          Use the REQUEST FOR DUPLICATE
                                          CONFIRMS form to submit your request
                                          to your brokers (with a cc to Wells
                                          Capital Compliance).
                                        - When opening or closing brokerage
                                          accounts, please notify Compliance in
                                          writing (quarterly) by using the
                                          ACKNOWLEDGMENT OF BROKERAGE ACCOUNTS
                                          form.

                                        Forms relating to the Code of Ethics are available in the common drive under the Wells Cap-News/Risk Management/Code of Ethics folder.

                                            8

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III.3  PERSONAL SECURITIES              Prior approval must be obtained from the
       TRANSACTIONS-EQUITY              President or Chief Investment Officer
       FUND MANAGERS                    if an equity Fund  Manager requests to
                                        sell a security in his/her personal
                                        account when:

                                        - The same security is held in an equity
                                          fund that is directly managed by the
                                          Fund Manager;

                                        - The Fund Manager is purchasing the
                                          same security for an equity fund for
                                          which he/she is making investment
                                          decisions.

                                        Wells Capital Compliance will review
                                        pre-clearance requests for purchases and sales of securities that are common between personal holdings and equity fund holdings directly managed by the Fund Manager. Pre-clearance trades will be screened for blackout violations, other conflicts/trends, and quarter-end review of any 60-day rule violations.

                                            9

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III.4    POST-REVIEW                    Wells Capital Compliance will match any
                                        broker confirms/statements received to
                                        pre-clearance requests. Discrepancies
                                        will be documented and may be subject to censures, as outlined in the PENALTIES section of this Code.

                                        Employee transactions will also be
                                        screened for the following:
                                        - SAME DAY TRADES: Transaction occurring
                                          on the same day as the purchase or
                                          sale of the same security in a managed
                                          account.
                                        - 7-DAY BLACKOUT PERIOD: Transaction up
                                          to and including seven calendar days
                                          before and after the purchase and/or
                                          sale of the same security in a
                                          managed account as described in
                                          Sec IV.3 of the Code (For non-S&P500
                                          securities).
                                        - SHORT-TERM TRADING PROFITS:
                                          Purchase/Sale, or vice versa,
                                          occurring within 60 days in the same
                                          security resulting in net profit.
                                          Advisory Representatives are
                                          responsible for ensuring that the
                                          60-day rule is observed when sale
                                          requests are made for securities
                                          previously purchased, or vice versa.
                                        - OTHER POTENTIAL CONFLICTS: Certain
                                          transactions may also be deemed in
                                          conflict with the Code and will
                                          warrant additional review, depending
                                          on the facts and circumstances of the
                                          transaction.

III.5  PRE-CLEARANCE AND                The table below indicates
       REPORTING REQUIREMENTS           pre-clearance and reporting
                                        requirements. Requirements for all other security type transactions must be checked with Compliance.


                                                                                      QTRLY
                                        SECURITY TYPE             PRE-CLEARANCE     REPORTING
                                        -----------------------   -------------     ---------
                                        Equity transactions*           Yes              Yes
                                        Fixed Inc transactions         Yes              Yes
                                        Wells Fargo stock              No               Yes
                                        Open-ended MF                  No               No
                                        Close-ended MF                 Yes              Yes
                                        Proprietary MF                 No               No
                                        Exchged traded index fd        No               No
                                        US Tsy/Agencies                No               No
                                        Short term/cash equiv.         No               No
                                        SPP/DRIPs- auto purch**        No               No

                                        *INCLUDING OPTIONS.
                                        **SALES OF STOCKS FROM SPP OR DRIPS:
                                        PLEASE NOTIFY WELLS CAPITAL COMPLIANCE
                                        IN WRITING OF THE SALE AND INCLUDE
                                        TRANSACTIONS IN YOUR QUARTERLY REPORTS.

                                            10

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III.6 CONFIDENTIALITY                   All reports of personal securities
                                        transactions, holdings and any other
                                        information filed pursuant to this Code
                                        will be kept CONFIDENTIAL, provided,
                                        however that such information will also
                                        be subject to review by appropriate
                                        Wells Capital personnel (Compliance
                                        and/or Senior Management) and legal
                                        counsel. Such information will also be
                                        provided to the Securities and Exchange
                                        Commission ("SEC") or other government
                                        authority WHEN PROPERLY REQUESTED OR
                                        UNDER COURT ORDER.

III.7 ACKNOWLEDGMENT OF                 All Advisory Representatives are
      BROKERAGE ACCOUNTS                required to submit a list all brokerage
                                        accounts as required by the Code at the
                                        time of hire. In addition, employees
                                        are responsible for ensuring that new
                                        or closed accounts are communicated to
                                        Compliance quarterly. For reporting
                                        purposes, complete the ACKNOWLEDGMENT
                                        OF BROKERAGE ACCOUNTS form.

III.8 INITIAL AND ANNUAL                All Advisory Representatives are
      HOLDINGS REPORT                   required to report brokerage accounts
                                        and holdings (subject to Code
                                        requirements) within 10 days of
                                        employment and annually. An Advisory
                                        Representative's broker statement will
                                        suffice in lieu of a separate initial or annual holdings report. It is the Advisory Representative's responsibility to ensur that Compliance receives duplicate copies of statements and/or confirms if those are sent directly by the brokers.

                                            11

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IV RESTRICTIONS
--------------------------------------------------------------------------------
The following are Wells Capital's restrictions on personal trading:

IV.1     RESTRICTED SECURITIES

             SECURITY TYPE                          PURCHASE                               SALE
---------------------------------------- -------------------------------- ----------------------------------------
A.  S&P500 stocks                                     PERMITTED              PERMITTED, subject to the following:
                                            Subject to one-day blackout    - One-day blackout during
                                            during execution of client       execution of client trades
                                            trades (except index program     (except  program trades). MUST
                                            trades). MUST PRE-CLEAR.         PRE-CLEAR.
                                                                           - For a large cap fund manager,
                                                                             prior approval is required
                                                                             from the President or
                                                                             Chief Investment Officer
                                                                             if the common security is
                                                                             held in an equity fund managed
                                                                             by the manager.
                                                                           - For a large cap fund manager,
                                                                             prior approval is required from
                                                                             the President or
                                                                             Chief Investment Officer
                                                                             if the manager is purchasing
                                                                             the common security for an equity
                                                                             fund managed by the manager.
---------------------------------------- -------------------------------- ----------------------------------------
B.  Any security not included in                     PERMITTED               PERMITTED, subject to the following:
    the S&P500 above and not defined     Subject to pre-clearance          - Pre-clearance requirements.
    as "small cap" below.                prior approval is required from   - For a mid cap fund manager,
                                         requirements.                       the President or Chief Investment
                                                                             Officer if the common security is
                                                                             held in an equity fund managed by
                                                                             the manager.
                                                                           - For a mid cap fund manager, prior
                                                                             approval is required from the
                                                                             President or Chief Investment
                                                                             Officer if the manager is purchasing
                                                                             the common security for an equity
                                                                             fund managed by the manager.
---------------------------------------- -------------------------------- ----------------------------------------
C.  Any restricted  list security                   PROHIBITED               PERMITTED
    (and its associated option)                                            - If security held prior to
    defined as "small cap"                                                   Wells Capital employment and/or
    (capitalization as defined by the                                        version 9.99 of the Code, sale
    holdings in Wells                                                        permitted subject to
    Capital-actively managed Small                                           pre-clearance requirements.
    Cap funds including mutual funds,                                      - For a small cap fund manager,
    DIFs and Collectives.  Small cap                                         prior approval is required from
    holdings in Wells Capital-managed                                        the President or Chief Investment
    small cap index funds are                                                Officer if the common security is
    permissible.  Investments in                                             held in an equity fund managed by
    commingled funds (mutual funds,                                          the manager.
    etc.) that invest in small cap                                         - For a small cap fund manager,
    stocks and are offered to clients                                        prior approval is required from
    are also permissible.                                                    the President or Chief Investment
                                                                             Officer if the manager is
                                                                             purchasing the common security for
                                                                             an equity fund managed by the
                                                                             manager.
---------------------------------------- -------------------------------- ----------------------------------------
D. Any security issued by a                         PROHIBITED               PERMITTED, subject to the following:
   Wells Capital client                                                    - If security held prior to
                                                                             Wells Capital employment and/or
                                                                             version 9.99 of the Code, sales
                                                                             subject to pre-clearance
                                                                             requirements.
---------------------------------------- -------------------------------- ----------------------------------------
E. Automatic investment programs                    PERMITTED                PERMITTED
   or direct stock purchase plans         - Subject to Code of             - Subject to Code of Ethics
                                            Ethics reporting                  reporting requirements
                                            requirements
---------------------------------------- -------------------------------- ----------------------------------------
F. Initial Public Offerings (IPOs)                   PROHIBITED              PERMITTED, only
   (An IPO is a corporation's first                                        - If security held prior to
   offering of a security representing                                       Wells Capital employment and/or
   shares of the company to the public)                                      version 9.99 of the Code, sales
                                                                             subject to pre-clearance requirements.

                                            12
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---------------------------------------- -------------------------------- ----------------------------------------
G. Private Placements                                PROHIBITED              PERMITTED, ONLY
   (A private placement is an offer                                        - If security held prior to Wells
   or sale of any security                                                   Capital employment and/or version 9.99
   by a brokerage firm not involving                                         of the Code, sales subject to
   a public offering, for example,                                           pre-clearance requirements.
   a venture capital deal)
---------------------------------------- -------------------------------- ----------------------------------------
H. Options (other than employee                       PROHIBITED             PROHIBITED
   stock options), puts, calls,
   short sales, futures contracts or
   other similar transactions
   involving securities issued by
   Wells Fargo & Company
---------------------------------------- -------------------------------- ----------------------------------------

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IV.2    SHORT-TERM TRADING PROFITS               The purchase and
        (60-DAY TRADING RULE)                    sale, and the short-sale and
                                                 purchase, of the same security
                                                 (or equivalent) within 60
                                                 calendar days and at a profit
                                                 is PROHIBITED.
                                                 - This restriction applies
                                                   without regard to tax
                                                   lot considerations;
                                                 - Exercised options are
                                                   not restricted,
                                                   however, purchases and
                                                   sales of options
                                                   occurring within 60
                                                   days resulting in
                                                   profits are PROHIBITED;
                                                 - Exceptions require
                                                   advance written
                                                   approval from the
                                                   firm's Chief
                                                   Compliance Officer (or
                                                   designee).

                                                 Profits from any sale before
                                                 the 60-day period expires may
                                                 require disgorgement. Please
                                                 refer to "Penalties", section
                                                 II of this Code, for additional
                                                 details.

IV.3  BLACKOUT PERIODS                           For securities in the S&P 500
                                                 stocks, a one-day firm-wide
                                                 blackout will apply if the
                                                 issue is being traded on behalf
                                                 of a client, at the time the
                                                 pre-clear request is made. The
                                                 blackout will not apply to
                                                 trades of Wells Capital-managed
                                                 Index funds.

                                                 All other issues are subject to
                                                 a seven-day firm-wide blackout
                                                 period if traded on behalf of
                                                 Wells Capital-managed funds
                                                 (Mutual funds, DIFs,
                                                 Collectives).

                                                 Blackout periods apply to both
                                                 buy and sell transactions.

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IV.4     INSIDER TRADING                         Wells Capital considers
                                                 information MATERIAL if there
                                                 is a substantial likelihood
                                                 that a reasonable shareholder
                                                 would consider it important in
                                                 deciding how to act.
                                                 Information is considered
                                                 NON-PUBLIC when it has not been
                                                 disseminated in a manner making
                                                 it available to investors
                                                 generally. Information becomes
                                                 PUBLIC once it is publicly
                                                 disseminated; limited
                                                 disclosure does not make the
                                                 information public (e.g.,
                                                 disclosure by an insider to a
                                                 select group of persons).

                                                 Wells Capital generally defines
                                                 INSIDER TRADING as the buying
                                                 or selling of a security, in
                                                 breach of fiduciary duty or
                                                 other relationship of trust and
                                                 confidence, while in possession
                                                 of material, non-public
                                                 information. INSIDER TRADING IS
                                                 A VIOLATION OF FEDERAL
                                                 SECURITIES LAWS, punishable by
                                                 a maximum prison term of 10
                                                 years and fines of up to $1
                                                 million for the individual and
                                                 $2.5 million for the firm.

                                                 TIPPING of material, non-public
                                                 information is PROHIBITED. An
                                                 Advisory Representative cannot
                                                 trade, either personally or on
                                                 behalf of others, while in
                                                 possession of such information.

                                                 FRONT-RUNNING/SCALPING involves
                                                 trading on the basis of
                                                 non-public information
                                                 regarding impending market
                                                 transactions.

                                                 - Trading ahead of, or
                                                   "front-running," a client
                                                   or proprietary mutual fund
                                                   order in the same security;
                                                   or
                                                 - Taking a position in stock
                                                   index futures or options
                                                   contracts prior to buying
                                                   or selling a block or
                                                   securities for a client or
                                                   proprietary mutual fund
                                                   account (i.e., self-front
                                                   running).

                                                 SCALPING occurs when an
                                                 Advisory Representative
                                                 purchases shares of a security
                                                 for his/her own account shortly
                                                 before recommending or buying
                                                 that security for long-term
                                                 investment to a client and then
                                                 immediately selling the shares
                                                 at profit upon the rise in the
                                                 market price following the
                                                 recommendation.

IV.5 INDEPENDENT RESEARCH                        Wells Capital research analysts
                                                 perform independent credit
                                                 analysis of issuers and submit
                                                 the approved issuers to the
                                                 Credit Committee for approval.
                                                 The approved list of securities
                                                 is available for all Fund
                                                 Managers for their
                                                 determination of suitability on
                                                 investments for accounts they
                                                 manage.

                                                 Compensation of the research
                                                 analysts is not tied to any
                                                 business or revenue generated
                                                 by Wells Capital.

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IV.6 GIFTS AND HOSPITALITY                       Wells Capital, as a policy,
                                                 follows Wells Fargo Bank's
                                                 policy regarding gifts and
                                                 hospitality. Please refer to
                                                 WFB Employee Handbook for
                                                 requirements.

IV.7 DIRECTORSHIPS AND OTHER                     Wells Capital, as a policy,
     OUTSIDE EMPLOYMENT                          follows Wells Fargo Bank's
                                                 policy regarding directorships
                                                 and other outside employment.
                                                 Please refer to WFB Employee
                                                 Handbook for requirements.

IV.8  WELLS CAPITAL AFFILIATES                   As a part of its business
                                                 activities, Wells Capital may
                                                 share investment
                                                 recommendations with certain
                                                 affiliates simultaneously with
                                                 effective dissemination to the
                                                 market. As a result, certain
                                                 employees of Wells Capital
                                                 affiliates may also be
                                                 designated as advisory
                                                 representatives ("designated
                                                 advisory representative") under
                                                 this Code. All regulatory
                                                 requirements (required under
                                                 Investment Advisers Act and
                                                 Investment Company Act (17j-1))
                                                 contained in this Code apply to
                                                 "designated advisory
                                                 representatives". Other
                                                 sections of the Code may also
                                                 be applied to designated
                                                 advisory representatives as
                                                 needed in order to prevent
                                                 violations of the Code. The
                                                 elements of the Code that apply
                                                 to designated advisory
                                                 personnel are indicated in
                                                 Appendix A.

IV.9  PURCHASES AND SALES OF                     Wells Capital
      SECURITIES ISSUED BY WELLS FARGO           follows Wells Fargo Bank's
                                                 policy regarding securities
                                                 issued by Wells Fargo &
                                                 Company. No preclearance is
                                                 required for securities issued
                                                 by Wells Fargo & Company;
                                                 however, quarterly reporting of
                                                 purchases and sales of such
                                                 securities is required.

                                                 Investments in Wells Fargo
                                                 options (other than employee
                                                 stock options), puts, calls,
                                                 short sales, futures contracts
                                                 or other similar transactions
                                                 involving securities issued by
                                                 Wells Fargo & Company are
                                                 prohibited.

V REGULATORY REQUIREMENTS
--------------------------------------------------------------------------------
V.1  INVESTMENT ADVISERS ACT            The SEC considers it a violation of
     OF 1940 AND INVESTMENT             general antifraud provisions of federal
     COMPANY ACT OF 1940                securities laws whenever an adviser,
                                        such as Wells Capital, engages in
                                        fraudulent, deceptive or manipulative
                                        conduct. As a fiduciary to client
                                        assets, Wells Capital cannot engage in
                                        activities which would result in
                                        conflicts of interests (for example,
                                        "front-running," scalping, or favoring
                                        proprietary accounts over those of the
                                        clients').

V.2 REGULATORY CENSURES                 The SEC can censure, place limitations
                                        on the activities, functions, or
                                        operations of, suspend for a period not
                                        exceeding twelve months, or revoke the
                                        registration of any investment adviser
                                        based on a:

                                        - Failure reasonably to supervise,
                                          with a view to preventing
                                          violations of the provisions of the
                                          federal securities laws, an
                                          employee or a supervised person who
                                          commits such a violation.
                                        - However,  no  supervisor  or manager
                                          shall be deemed to have failed
                                          reasonably to supervise any person, if
                                          (a) there have been established
                                              procedures, and a system for
                                              applying such procedures, which
                                              would reasonably be expected to
                                              prevent and detect, insofar as
                                              practicable, any such violation
                                              by such other person and
                                          (b) such supervisor or manager has
                                              reasonably discharged the
                                              duties and obligations
                                              incumbent upon him/her by
                                              reason of such procedures and
                                              systems without reasonable
                                              cause to believe that such
                                              procedures and system were not
                                              being complied with.

VI ACKNOWLEDGMENT AND CERTIFICATION
--------------------------------------------------------------------------------

I certify that I have received, read, understood and recognize that I am subject to Wells Capital Management's CODE OF ETHICS AND POLICY ON PERSONAL SECURITIES TRANSACTIONS AND INSIDER TRADING. This Code is in addition to Wells Fargo's policy on BUSINESS CONDUCT AND ETHICS, as outlined in the Employee Handbook.

In addition to certifying that I will provide complete and accurate reporting as required by the Code and have complied with all requirements of the Wells Capital Management Code, I certify that I will not:

- Execute any  prohibited  purchases  and/or  sales,  directly  or
  indirectly,  that are  outside  those   permissible by the Code;

- Employ any device, scheme or artifice to defraud Wells Fargo, Wells Capital Management, or any company;

- Engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon Wells Fargo, Wells Capital Management or any company;

- Make any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they are made, not misleading;

- Engage in any manipulative practice with respect to Wells Fargo, Wells Capital Management or any company;

- Trade on inside information;

- Trade ahead of or front-run any transactions for Wells Capital managed accounts;

- Trade without obtaining the necessary pre-clearance.

I understand that it is a violation of the Investment Advisers Act of 1940 and the Investment Company Act of 1940 to fail to submit a record of my personal securities transactions within 10 calendar days of quarter-end.

I understand that, as an employee of Wells Capital Management, it is my responsibility to submit a list of all brokerage accounts in which I have beneficial ownership or interest and control (as defined in the Code). Additionally, I will notify Wells Capital Management Compliance upon opening or closing brokerage accounts quarterly.

ANY EXCEPTIONS, WHERE APPLICABLE, ARE NOTED AS FOLLOWS:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


-------------------------                              -------------------------
Signature                                              Date


-------------------------
NAME (Print)

THE ACKNOWLEDGMENT AND CERTIFICATION FORM IS DUE 10 DAYS FROM DATE OF RECEIPT. SIGNED COPIES MUST BE SUBMITTED TO WELLS CAPITAL COMPLIANCE, MAC A0103-101.

VII FREQUENTLY ASKED QUESTIONS (FAQS)
--------------------------------------------------------------------------------
1. Who should I submit pre-clearance requests to, what is the minimum information required, and what are the hours for submission of requests?

       PRE-CLEARANCE REQUESTS SHOULD BE SUBMITTED, VIA EMAIL, TO WELLSCAP RISK MGT, IN THE GLOBAL ADDRESS LIST. THIS ENSURES THAT SOMEONE IN THE COMPLIANCE GROUP CAN PROCESS THE REQUEST AT ALL TIMES. FOR SPECIFIC QUESTIONS OR CONCERNS REGARDING THE CODE, YOU MAY DIRECT YOUR INQUIRIES TO MONICA POON, OUR CHIEF COMPLIANCE OFFICER (POONMO@WELLSCAP.COM OR 415/396-7016)

       AT A MINIMUM, INDICATE WHETHER THE REQUEST IS FOR A BUY OR SELL AND INCLUDE THE NAME AND TICKER SYMBOL OF THE SECURITY/SECURITIES.

       REQUESTS CAN BE SUBMITTED BEGINNING 7:00 AM (PACIFIC) AND NO LATER THAN AN HOUR BEFORE THE CLOSE OF THE EQUITY MARKETS. PRE-CLEARED REQUESTS ARE ONLY GOOD FOR THE DAY.

2. What is the submission deadline for Quarterly Trade Report?

       QUARTERLY TRADE REPORTS ARE DUE 10 CALENDAR DAYS AFTER THE END OF EACH QUARTER. IF THE 10TH DAY FALLS ON A WEEKEND OR A HOLIDAY, THE REPORT IS DUE THE BUSINESS DAY PRECEDING THE WEEKEND OR THE HOLIDAY. THE 10-DAY DEADLINE IS A REGULATORY REQUIREMENT. ADVISORY REPRESENTATIVES CAN ALSO COMPLETE AND SUBMIT THE TRADE REPORT TO COMPLIANCE WHEN THE TRADE IS EXECUTED WITHOUT WAITING FOR QUARTER END TO ENSURE TIMELY SUBMISSION.

3. Why are duplicate copies of confirms and statements required to be submitted to Compliance? Would the Quarterly Report and pre-clear requests suffice?

       THIS IS A REGULATORY REQUIREMENT FROM A REPORT ISSUED BY THE SEC'S DIVISION OF INVESTMENT MANAGEMENT (IM). THE IM REPORT, AMONG OTHER THINGS, ENLISTED THE NASD TO ADOPT A RULE REQUIRING ITS MEMBERS TO NOTIFY A FUND OR AN INVESTMENT ADVISER WHENEVER AN ADVISORY REPRESENTATIVE OPENS AN ACCOUNT WITH AN NASD-MEMBER BROKER. UPON REQUEST OF THE FUND OR ADVISER, THE MEMBER BROKER IS REQUIRED TO TRANSMIT DUPLICATE COPIES OF THE ADVISORY REPRESENTATIVE'S TRADE CONFIRMS AND ACCOUNT STATEMENTS.

4. Why is a Quarterly Trade Report required if duplicate confirms or statements are already received from brokers?

       WELLS CAP AS INVESTMENT ADVISER IS REQUIRED TO OBTAIN PERSONAL SECURITIES TRANSACTION INFORMATION FROM ADVISORY REPRESENTATIVES. IN ORDER TO ENSURE COMPLIANCE WITH THE LAW, OUR POLICY REQUIRES ADVISORY REPRESENTATIVES TO COMPLETE THE QUARTERLY REPORTS IN CASE THAT WELLS CAPITAL HAVE NOT RECEIVED YOUR BROKERS' STATEMENT OR CONFIRMATIONS TIMELY. THE ADVISORY REPRESENTATIVE DOES NOT NEED TO COMPLETE A QUARTERLY TRADE REPORT IF: 1) ADVISORY REPRESENTATIVE PROVIDES A WEBSITE PRINTOUT OF TRANSACTION HISTORY FROM THE BROKER OR 2) ADVISORY REPRESENTATIVE CONFIRMS WITH COMPLIANCE EVERY QUARTER THAT WE HAVE YOUR BROKER STATEMENTS WITHIN 10 DAYS AFTER QUARTER END.

5. Why are small cap issues restricted from Advisory Representative purchases?

       BECAUSE OF THE VOLUME AND SIZE OF ORDERS THAT THE SMALL CAP FUNDS GENERATE, THIS POLICY ENSURES THAT ANY APPEARANCE OF CONFLICT (SUCH AS FRONT RUNNING AND SCALPING) IS AVOIDED. FOR THE PURPOSES OF WELLS CAPITAL'S CODE OF ETHICS, RESTRICTED "SMALL CAP" ISSUES ARE THOSE THAT ARE HELD BY WELLS CAPITAL-

       MANAGED SMALL CAP FUNDS, INCLUDING THE WF MUTUAL FUNDS, THE DIFS AND THE COLLECTIVES. RESTRICTED SMALL CAP ISSUES CANNOT BE PURCHASED BY WELLS CAPITAL ADVISORY REPRESENTATIVES UNTIL SUCH TIME THAT THE FUNDS ARE OUT OF THE SAME POSITIONS. THIS RESTRICTION COVERS NEW PURCHASES ONLY. IF YOU HELD A RESTRICTED STOCK BEFORE YOUR WELLS CAPITAL EMPLOYMENT OR BEFORE THE CODE WAS REVISED IN SEPT 1999, YOU CAN SELL YOUR POSITIONS (SUBJECT TO PRE-CLEAR REQUIREMENTS) BUT YOU CANNOT RE-PURCHASE OR ADD SHARES.

       ALL OTHER SMALL CAPITALIZATION ISSUES THAT ARE NOT OWNED BY THESE MANAGED SMALL CAP FUNDS CAN BE PURCHASED BY ADVISORY REPRESENTATIVES SUBJECT TO PRE-CLEARANCE AND REPORTING REQUIREMENTS.

6. What is the 60-day rule and is it a regulatory requirement?

       THE 60-DAY RULE PROHIBITS ADVISORY REPRESENTATIVES FROM PROFITING FROM THE PURCHASE AND SALE, AND SHORT SALE AND PURCHASE, OF THE SAME SECURITIES WITHIN 60-DAYS.

       THIS IS NOT AN SEC REQUIREMENT BUT A TASKFORCE GUIDELINE INSTITUTED BY THE INVESTMENT COMPANY INSTITUTE (ICI), THE SELF-REGULATING ORGANIZATION FOR THE MUTUAL FUND INDUSTRY. SIMILARLY, AIMR ALSO HAS RECOMMENDED RESTRICTIONS ALONG THE SAME LINES. BECAUSE THE MUTUAL FUND BOARD APPROVES OUR CODE OF ETHICS AND EXPECTS US TO FOLLOW THE TASKFORCE GUIDELINES FROM THE ICI/AIMR, WE ARE CLOSELY BOUND BY THOSE RESTRICTIONS.

7. What is the pre-clearance policy on option transactions?

       PURCHASE AND SALES OF OPTION CONTRACTS ARE SUBJECT TO THE PRE-CLEARANCE REQUIREMENTS. WHEN APPROVED OPTIONS ARE EXERCISED AUTOMATICALLY (I.E. ADVISORY REPRESENTATIVES HAVE NO CONTROL OVER WHEN THE OPTIONS ARE EXERCISED), PRE-CLEARANCE IS NOT REQUIRED. HOWEVER, IF THE ADVISORY REPRESENTATIVE CHOOSES TO EXERCISE THE OPTIONS, PRE-CLEARANCE IS REQUIRED AND WILL BE APPROVED ON A CASE-BY CASE BASIS. THE OBJECTIVE IS TO AVOID ANY APPEARANCE OF CONFLICTS OF INTEREST, ESPECIALLY IN INSTANCES WHEN THE SAME SECURITY IS BEING EXECUTED FOR MANAGED FUNDS.

8. What types of trust accounts does an Advisory Representative need to report and pre-clear?

   ALL ADVISORY REPRESENTATIVES MUST REPORT AND PRE-CLEAR SECURITIES FOR THE FOLLOWING TYPES OF TRUST ACCOUNTS:

   A. A TRUST ACCOUNT FOR WHICH THE ADVISORY REPRESENTATIVE IS A TRUSTEE, OR BENEFICIARY AND HAS BOTH INVESTMENT CONTROL AND A PECUNIARY INTEREST;

   B. A TRUST ACCOUNT FOR WHICH THE ADVISORY REPRESENTATIVE IS A TRUSTEE THAT HAS INVESTMENT CONTROL AND AT LEAST ONE BENEFICIARY OF THE TRUST IS THE TRUSTEE'S IMMEDIATE FAMILY MEMBER (WHETHER THEY LIVE WITH THE TRUSTEE OR NOT);

   C. A TRUST ACCOUNT FOR WHICH THE ADVISORY REPRESENTATIVE IS A TRUSTEE THAT RECEIVES A PERFORMANCE-RELATED FEE FROM THE TRUST;

   D. A TRUST ACCOUNT FOR WHICH THE ADVISORY REPRESENTATIVE IS A SETTLOR THAT HAS BOTH THE POWER TO REVOKE THE TRUST WITHOUT THE CONSENT OF ANOTHER PERSON AND INVESTMENT CONTROL.

   NOTE: ADVISORY REPRESENTATIVES DO NOT NEED TO REPORT THE FOLLOWING:

   (1) A TRUST ACCOUNT FOR WHICH THE ADVISORY REPRESENTATIVE IS A TRUSTEE THAT HAS INVESTMENT CONTROL BUT NEITHER THE TRUSTEE NOR THE TRUSTEE'S IMMEDIATE FAMILY MEMBER (WHETHER THEY LIVE WITH THE TRUSTEE OR NOT) HAS ANY PECUNIARY INTEREST;

   (2) A TRUST ACCOUNT FOR WHICH THE ADVISORY REPRESENTATIVE IS A
       BENEFICIARY OR A SETTLOR THAT DOES NOT EXERCISE OR SHARE
       INVESTMENT CONTROL (INCLUDING A BLIND TRUST).

9. If an Advisory Representative has a financial planner or consultant who has investment control over his/her accounts, does he/she need to report such accounts and pre-clear?

         YES, BECAUSE THE ADVISORY REPRESENTATIVE CAN DIRECTLY OR INDIRECTLY INFLUENCE OR CONTROL THE BUYING OR SELLING OF SECURITIES IN SUCH ACCOUNTS. IN CASES WHERE THE FINANCIAL PLANNER OR CONSULTANT IS SENDING A PRE-CLEARANCE REQUEST ON BEHALF OF THE ADVISORY REPRESENTATIVE, IT IS THE ADVISORY REPRESENTATIVE'S RESPONSIBILITY TO ENSURE THAT:

         A. THE FINANCIAL PLANNER OR CONSULTANT IS FULLY AWARE OF WELLS CAPITAL'S PRE-CLEARANCE POLICY.

         B. PRE-CLEARANCE APPROVAL IS RECEIVED FROM COMPLIANCE PRIOR TO THE FINANCIAL PLANNER OR CONSULTANT EXECUTING THE TRADE.

         EXCEPTIONS CAN BE MADE ON A CASE-BY-CASE BASIS AND ARE SUBJECT TO EVALUATION AND APPROVAL BY THE CHIEF COMPLIANCE OFFICER.

                   APPENDIX A- FOR DESIGNATED ADVISORY PERSONS


             CODE SECTION                          HOW APPLIED                       HOW ADMINISTERED

PENALTIES                                Penalties will be assessed as    WellsCap Compliance will apply and
                                         described in the policy if       report penalties as applicable.
                                         designated advisory persons
                                         violated the applicable
                                         sections of the Code.
-------------------------------------------------------------------------------------------------------------------------------
TRADE REPORTS                            Trade reports will be required   WellsCap Compliance or its delegate
                                         each quarter for all personal    will collect trade reports for
                                         securities trading as defined    designated advisory persons.
                                         in the Code.                     WellsCap Compliance, if it has delegated
                                                                          such activity, will review appropriate
                                                                          reports submitted by the delegate,
                                                                          and will conduct periodic compliance
                                                                          testing on underlying data to confirm
                                                                          the accuracy of such reports.
-------------------------------------------------------------------------------------------------------------------------------
POST REVIEW                              Trades will be reviewed to       WellsCap Compliance or its delegate
                                         assure that all reports were     will conduct post review of trade
                                         submitted timely and to          reports.
                                         determine if any trade           WellsCap Compliance, if it has
                                         restrictions were violated       delegated such activity, will review appropriate
                                                                          reports submitted by the delegate, and will
                                                                          conduct periodic compliance testing on underlying
                                                                          data to confirm the accuracy of such reports.
-------------------------------------------------------------------------------------------------------------------------------
ACKNOWLEDGEMENT OF BROKERAGE ACCOUNTS    Acknowledgement of brokerage     WellsCap Compliance or its delegate
                                         accounts will be required each   will collect brokerage account
                                         quarter for all designated       acknowledgements for designated advisory persons.
                                         advisory persons.                WellsCap Compliance, if it has delegated such
                                                                          activity, will review appropriate reports submitted
                                                                          by the delegate, and will conduct
                                                                          periodic compliance testing on
                                                                          underlying data to confirm the accuracy
                                                                          of such reports.
-------------------------------------------------------------------------------------------------------------------------------
INITIAL AND ANNUAL HOLDINGS REPORT       Initial reports will be          WellsCap Compliance or its delegate
                                         required at hire and annual      will collect initial and annual
                                         holdings at each year-end for    holdings reports for designated
                                         all designated advisory          advisory persons.
                                         persons. Broker statements may   WellsCap Compliance, if it has
                                         be used to satisfy these         delegated such activity, will review
                                         requirements.                    appropriate reports submitted by the delegate,
                                                                          and will conduct periodic compliance testing
                                                                          on underlying data to confirm the accuracy
                                                                          of such reports.
-------------------------------------------------------------------------------------------------------------------------------
TRADE RESTRICTIONS                       Trade restrictions will be       WellsCap Compliance or its delegate
                                         applied to personal securities   will perform reviews to determine
                                         trades in any security that      whether any trade violations occurred.
                                         have been the subject of any     WellsCap Compliance, if it has
                                         recommendation that was          delegated such activity, will review
                                         disseminated to designated       appropriate reports submitted by the
                                         advisory persons.                delegate, and will conduct periodic
                                                                          compliance testing on underlying data
                                                                          to confirm the accuracy of such
                                                                          reports.
-------------------------------------------------------------------------------------------------------------------------------
INSIDER TRADING RESTRICTIONS             Insider trading restrictions     Trade reviews described above seek to
                                         will apply as described in the   identify any cases of insider trading.
                                         Code.
-------------------------------------------------------------------------------------------------------------------------------